Exhibit 10.3

Execution Copy

OMNIBUS AMENDMENT AGREEMENT

dated as of August 1, 2012,

by and among

DONEGAL RECEIVABLES PURCHASING LIMITED,

MAKHTESHIM AGAN INDUSTRIES LTD.,

NIEUW AMSTERDAM RECEIVABLES CORPORATION,

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK BA.,

and

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. (trading as Rabobank International), LONDON BRANCH

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OMNIBUS AMENDMENT AGREEMENT

THIS OMNIBUS AMENDMENT AGREEMENT (this “Agreement”) is dated as of August 1, 2012 and made BETWEEN:

(1)	DONEGAL RECEIVABLES PURCHASING LIMITED, a limited company organized under the laws of the Republic of Ireland, as the Purchaser;

(2)	COÖPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Liquidity Bank;

(3)	MAKHTESHIM AGAN INDUSTRIES LTD., as the Servicer, the Parent and the Subordinated Lender (“MAI”);

(4)	NIEUW AMSTERDAM RECEIVABLES CORPORATION (as successor in interest to ERASMUS CAPITAL CORPORATION), as a Facility Lender; and

(5)	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., (trading as RABOBANK INTERNATIONAL), London Branch, as the Agent.

WHEREAS:

(A)	Certain of the parties to this Agreement have entered into a Master Schedule of Definitions, Interpretation and Construction dated as of September 28, 2004, as amended as of 11 October 2005, December 19, 2005, 2 February 2006, 22 January 2007, 11 August 2008, 31 July 2009, 8 September 2009, 21 January 2010, 23 March 2011 and 1 June 2011, as amended and restated on 22 November 2011, and as amended on 26 March 2012 (as from time to time in effect, the “Schedule of Definitions”) and into various other Transaction Documents (such and other capitalized terms being used herein, unless otherwise defined herein, with the meanings provided in Clause 1 (Definitions and Interpretation)) in connection with a trade receivables purchase program provided by the Purchaser; and

(B)	The parties to this Agreement (the “Parties”) wish to modify certain of the Transaction Documents in certain respects, all as set out herein.

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

In this Agreement, including the recitals hereto, except in so far as the context otherwise requires and subject to any contrary indication, words and expressions defined and expressed to be interpreted and construed in the Schedule of Definitions shall have the same definitions, interpretation and construction mutatis mutandis herein. For the avoidance of doubt, the Parties confirm that this Agreement is a Transaction Document.

2.	TRANSACTION DOCUMENTS

2.1.	Amendment of Receivables Funding Agreement

The Parties desire to provide for seasonal fluctuations in the maximum amount of the Facility Limit and the Currency Facility Limits available to the Borrower for the purpose of purchasing Receivables. Accordingly, on the Effective Date, Schedule 1 to the Receivables Funding Agreement is hereby amended to read as follows:

SCHEDULE 1

Facility Limits and Currency Facility Limits

Aggregate Facility Limit/Aggregate Currency Facility Limit
		Dollars	Euro, Shekels, Sterling, Australian Dollars, Zloty
Aggregate Facility Limit	Settlement Dates from (and including) April to (but excluding) July	$350,000,000	Currency Equivalent of $350,000,000
	Settlement Dates from (and including) July to (but excluding) October	$300,000,000	Currency Equivalent of $300,000,000
	Settlement Dates from (and including) October to (but excluding) April	$250,000,000	Currency Equivalent of $250,000,000
Aggregate Currency Facility Limit	Settlement Dates from (and including) April to (but excluding) July	$350,000,000	Currency Equivalent of $350,000,000
	Settlement Dates from (and including) July to (but excluding) October	$300,000,000	Currency Equivalent of $300,000,000
	Settlement Dates from (and including) October to (but excluding) April	$250,000,000	Currency Equivalent of $250,000,000

Facility Limit/Currency Facility Limit

Facility Lender:

Nieuw Amsterdam Receivables Corporation

		Dollars	Euro, Shekels, Sterling, Australian Dollars, Zloty
Facility Limit	Settlement Dates from (and including) April to (but excluding) July	$350,000,000	Currency Equivalent of $350,000,000
	Settlement Dates from (and including) July to (but excluding) October	$300,000,000	Currency Equivalent of $300,000,000
	Settlement Dates from (and including) October to (but excluding) April	$250,000,000	Currency Equivalent of $250,000,000
Currency Facility Limit	Settlement Dates from (and including) April to (but excluding) July	$350,000,000	Currency Equivalent of $350,000,000
	Settlement Dates from (and including) July to (but excluding) October	$300,000,000	Currency Equivalent of $300,000,000
	Settlement Dates from (and including) October to (but excluding) April	$250,000,000	Currency Equivalent of $250,000,000

Process Agent:

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (trading as Rabobank International), London Branch, of Thames Court, One Queenhithe, London EC4V 3RL

2.2.	Amendment of Liquidity Agreement

Having provided for seasonal fluctuations in the maximum amount of the Facility Limit and the Currency Facility Limits available to the Borrower under the Receivables Funding Agreement, the Parties must also provide for similar fluctuations in the Commitments and Currency Commitments available under that certain

Liquidity Agreement, dated as of 22 November 2011, as amended on 26 March 2012, between Nieuw Amsterdam Receivables Corporation, as borrower, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., as liquidity bank, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (trading as Rabobank International), London Branch, as agent and administrator (the “Liquidity Agreement”). Accordingly, on the Effective Date, Schedule 1 to the Liquidity Agreement is hereby amended to read as follows:

SCHEDULE 1

Commitments and Currency Commitments

Liquidity Bank	Settlement Dates	Currency Commitment for Dollars	Currency Commitment for Euro, Shekels, Sterling, Australian Dollars, Zloty’
Coöperatieve Centrale Raiffeisen- Boerenleenbank B.A.	Settlement Dates from (and including) April to (but excluding) July	$357,000,000	Currency Equivalent of $357,000,000
	Settlement Dates from (and including) July to (but excluding) October	$306,000,000	Currency Equivalent of $306,000,000
	Settlement Dates from (and including) October to (but excluding) April	$255,000,000	Currency Equivalent of $255,000,000
Totals	Settlement Dates from (and including) April to (but excluding) July	$357,000,000	Currency Equivalent of $357,000,000
	Settlement Dates from (and including) July to (but excluding) October	$306,000,000	Currency Equivalent of $306,000,000
	Settlement Dates from (and including) October to (but excluding) April	$255,000,000	Currency Equivalent of $255,000,000

2.3.	Amendment of Schedule of Definitions

On the Effective Date, the definition of “Scheduled Maturity Date” in Section 1.2 of the Schedule of Definitions is hereby amended to read as follows:

“Scheduled Maturity Date” means July 31, 2013 or such later date to which the Scheduled Maturity Date has been extended pursuant to Section 2.11 of the Receivables Funding Agreement.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1.	Reaffirmation of Representations and Warranties

On the Effective Date, each of the Parties hereby reaffirms all covenants, representations and warranties made by such Party in each of the Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

3.2.	Additional Representations and Warranties

Each of the Parties hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

3.3.	Payment of Amendment Fee, Costs, etc.

On the Effective Date, the Parent shall pay to the Agent, by wire transfer of immediately available funds, an amendment fee in the amount of $200,000. The Parent also agrees promptly following written demand therefor from the Agent, to reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the execution and effectiveness of this Agreement (including the costs of the Rating Agencies in connection therewith). The Parent hereby agrees that its failure to pay such amendment fee and such costs and expenses when due shall constitute an Event of Default under the Receivables Funding Agreement without the need for any further grace period or notification.

3.4.	Corporate Authority, etc.

MAI hereby undertakes to deliver to the Agent, not later than 30 days following the Effective Date, a certificate of one of its directors or its corporate secretary (or comparable corporate officer) attaching and certifying as of the Effective Date, to the reasonable satisfaction of the Agent, the signing authority of MAI and the sample signature/signatures of the authorized person/persons who have signed this Agreement on behalf of MAI. Each of the Parties hereby agrees that, until delivery of the certificate described in the preceding sentence, the Borrower may neither request nor receive additional Funding Advances under the Receivables Funding Agreement.

4.	EFFECTIVENESS, RATIFICATION

4.1.	Effective Date

The various modifications set out in Section 2 of this Agreement shall become effective on the date of this Agreement (the “Effective Date”) subject only to the execution of this Agreement by each of the Parties. With effect from the Effective Date the relevant Transaction Documents as modified hereby shall thereafter be binding on the parties thereto and their respective successors and assigns. On and after the effectiveness hereof, in each such Transaction Document to “this Agreement” or “hereof” or “hereunder” or words of like import, and each reference in any other Transaction Document to such Transaction Document shall mean and be a reference to such Transaction Document as amended hereby.

4.2.	Ratification

Except as expressly amended hereby each of the Transaction Documents shall remain in full force and effect and is hereby ratified and confirmed by the Parties hereto.

5.	MISCELLANEOUS

5.1.	Governing Law and Jurisdiction

(a)	This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

(b)	Each of the Parties agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the non-exclusive jurisdiction of such courts.

5.2.	Headings

Headings used herein are for convenience of reference only and shall not affect the meaning of this Agreement.

5.3.	Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery by facsimile of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.

5.4.	Severability, etc.

(a)	Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(b)

If a court of competent jurisdiction determines that any term or provision of this Agreement as written is invalid, unenforceable or incomplete, the parties agree that the court making the determination of invalidity, unenforceability, or incompleteness shall reduce the scope, duration, or area of the term or provision, delete specific words or phrases, or replace any invalid, unenforceable or incomplete term or provision with a term or provision that is valid, enforceable and complete and that comes closest to expressing the intention of the invalid, unenforceable or incomplete term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the court’s judgment may be appealed.

5.5.	No Petition

Each of the Parties hereby covenants and agrees that, prior to the date which is two (2) years and one (1) day after the Final Payout Date, it will not institute any proceeding of a type referred to in the definition of Event of Bankruptcy against, or join any other Person in instituting such a proceeding against, the Purchaser, any Conduit or any Conduit CP Funding Provider that acts as, or that provides funding to, a Facility Lender.

5.6.	Limited Recourse

(a)	Notwithstanding anything to the contrary contained in this Agreement, the obligations of each Facility Lender under this Agreement and all other Transaction Documents to which it is a party are solely the corporate obligations of such Facility Lender and shall be payable solely to the extent of funds received from the Purchaser in accordance with the Transaction Documents or from any party to any Transaction Document in accordance with the terms thereof in excess of funds necessary to pay matured and maturing Commercial Paper issued to fund the acquisition of Receivables.

(b)	Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Purchaser under this Agreement and all other Transaction Documents to which it is a party are solely the corporate obligations of the Purchaser and shall be payable solely to the extent of funds received by the Purchaser and available for application thereto in accordance with the terms of the Servicing Agreement and the other Transaction Documents.

5.7.	Contracts (Rights of Third Parties) Act (1999)

Except in respect of the Secured Parties not party hereto, which Persons (including, for the avoidance of doubt, their respective successors and permitted assigns) are intended to have the benefit of this Agreement pursuant to the Contracts (Rights of Third Parties) Act (1999), the Parties do not intend any term of this Agreement to be enforceable pursuant to the Contracts (Rights of Third Parties) Act (1999).

EXECUTION

The Parties have shown their acceptance of the terms of this Agreement by executing it below.

SIGNATORIES

DONEGAL RECEIVABLES PURCHASING LIMITED

By:	/s/ David McGuinness

Name:	David McGuinness

Title:	Director

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

By:		By:

Name:		Name:

Title:		Title:

MAKHTESHIM AGAN INDUSTRIES LTD.

By:

Name:

Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:

Name:

Title:

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SIGNATORIES

DONEGAL RECEIVABLES PURCHASING LIMITED

By:

Name:

Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

By:	/s/ Bjorn Alink	By:	/s/ Herald Top

Name:	BJORN ALINK	Name:	HERALD TOP

Title:	M.D.	Title:	M.D.

MAKHTESHIM AGAN INDUSTRIES LTD.

By:

Name:

Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:

Name:

Title:

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SIGNATORIES

DONEGAL RECEIVABLES PURCHASING LIMITED

By:

Name:

Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

By:		By:

Name:		Name:

Title:		Title:

MAKHTESHIM AGAN INDUSTRIES LTD.

By:	/s/ Makhteshim-Agan

Name:	MAKHTESHIM-AGAN

Title:	INDUSTRIES LTD.

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:

Name:

Title:

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SIGNATORIES

DONEGAL RECEIVABLES PURCHASING LIMITED

By:

Name:

Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

By:		By:

Name:		Name:

Title:		Title:

MAKHTESHIM AGAN INDUSTRIES LTD.

By:

Name:

Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:	/s/ Damian Perez

Name:	Damian Perez

Title:	Vice President

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COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. (TRADING AS RABOBANK INTERNATIONAL), LONDON BRANCH, as Agent

By:	/s/ Donna Kunzig	By:	/s/ Stephen King

Name:	Donna Kunzig	Name:	STEPHEN KING

Title:	Executive Director	Title:	EXECUTIVE DIRECTOR

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